UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2015

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1075 West Georgia Street, Suite 2600, Vancouver, British Columbia,		V6E 3C9
(Address of principal executive offices)		(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 17, 2015, City Office REIT, Inc. (the “Company”) issued a press release announcing that the Company closed on the acquisition of the property known as Superior Pointe, a 149,006 square foot Class “A” multi-tenant office property in the Northwest/Boulder submarket of Denver, Colorado (the “Property”). The Property was purchased from an unaffiliated third-party seller for a purchase price of $25.8 million, exclusive of closing costs.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	City Office REIT, Inc. Press Release, dated June 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: June 17, 2015	By:	/s/ James Farrar
	Name:	James Farrar
	Title:	Chief Executive Officer